Semiannual Report March 31, 1999



                             O P P E N H E I M E R
                                  Intermediate
                                 Municipal Fund


                     [photo of financial ledger and pencil]

                                     [logo]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

3 President's Letter

4 An Interview with Your Fund's Manager

11 Financial Statements

31 Officers and Trustees

32 Information and Services


Report highlights
--------------------------------------------------------------------------------

o Compared to Treasury securities which were quite volatile during the period, municipal bond prices were very stable.

o In the current low interest-rate environment, municipalities are eager to finance and refinance.

Cumulative Total Returns
For the 6-Month Period
Ended 3/31/99

Class A
Without                With
Sales Chg.1            Sales Chg.2
----------------------------------
1.55%                  -2.01%
----------------------------------

Class B
Without                With
Sales Chg.1            Sales Chg.2
----------------------------------
1.17%                  -2.80%
----------------------------------

Class C
Without                With
Sales Chg.1            Sales Chg.2
----------------------------------
1.17%                  0.18%
----------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges.
2. Class A return includes the current maximum initial sales charge of 3.50%. Class B return includes the applicable contingent deferred sales charge of 4%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



2 Oppenheimer Intermediate Municipal Fund

[photo of James C. Swain]
James C. Swain
Chairman
Oppenheimer
Intermediate
Municipal Fund



[photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Intermediate
Municipal Fund



Dear shareholder,
-----------------

The strength of the U.S. economy continues to surprise and concern many analysts. At a time when the majority of the world's economies are beleaguered by financial strain, the U.S. economy has been growing at a remarkable rate.
     With respect to the U.S. bond market, stronger-than-expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer-term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.
     In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat through March 31. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.
     What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers may provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.
     Even though many equity investors may be tempted to focus their portfolio on the technology sector, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.
     No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill
James C. Swain               Bridget A. Macaskill
April 22, 1999






3 Oppenheimer Intermediate Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the period?
During the six-month period that ended March 31, 1999, Oppenheimer Intermediate Municipal Fund continued to meet its objective of providing shareholders with current income exempt from Federal income tax. In addition, the Fund's Class A shares have maintained an overall 4-star rating (****) from Morningstar for the 3-, 5- and 10-year periods ended March 31, 1999, among 1,578 (3-year), 1,131 (5-year) and 368 (10-year) municipal funds.1

What factors affected the Fund's performance?
Even in a favorable marketplace, the most critical factor affecting performance has been our active management of the portfolio. For instance, our decision to hedge duration with Treasury futures enabled us to improve yield by investing in longer-term securities while limiting the risk of price volatility associated with a change in interest rates.






1. Source: Morningstar, Inc., 3/31/99. Morningstar rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were rated 4 stars (3-year), 5 stars (5-year) and 4 stars (10-year) weighted 20%/30%/50%, respectively.







4 Oppenheimer Intermediate Municipal Fund

[photo of portfolio management team]
Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)
Jerry Webman


In addition, through close monitoring of the price and yield differentials of intermediate bonds to longer securities, we were able to make a well-timed move out of our positions in 10- and 30-year bonds and invest in bonds having a 20-year maturity, which added to the Fund's yield.
     The stability of the economic environment has been a significant factor. It meant we could judiciously add higher yielding, more credit sensitive issues to the portfolio, which benefited our shareholders. Another favorable trend on the part of municipalities has been the refinancing of older debt--in order to take advantage of current low interest rates. As a result, a number of lower rated bonds in our portfolio have been reclassified as AAA government secured bonds and appreciated substantially in price.





5 Oppenheimer Intermediate Municipal Fund

Avg Annual Total Returns
For the Periods Ended 3/31/999(2)

Class A
1 year     5 year     10 year
-----------------------------
2.09%      6.07%      7.19%
-----------------------------

Class B               Since
1 year     5 year     Inception
-----------------------------
1.00%      N/A        5.42%
-----------------------------

Class C               Since
1 year     5 year     Inception
-----------------------------
4.01%      6.00%      4.91%
-----------------------------



An interview with your Fund's manager
--------------------------------------------------------------------------------

How do you explain the changes in the municipal market in terms of the big picture?

Compared to Treasury securities, which were quite volatile during the period, municipal bond prices were very stable. Whereas Treasury bonds were actively bought and sold by global investors seeking safety and liquidity as international economic crises ebbed and flowed, the demand for munis remained fairly constant, as investors sought to take advantage of the attractive tax-free income. In addition, due to the limited supply of new issues and the appetite of several large closed-end municipal funds, municipal bonds outperformed Treasuries in January 1999.
     Typically, municipal bonds yield less than U.S. Treasury bonds on an absolute basis because the interest income they pay is generally exempt from federal taxes. During the recent six-month period, however, muni yields hovered near 100% of Treasury bonds. Treasury yields fell beneath those of munis because of the surging demand for the safety of Treasury bonds during last fall's global economic crisis.






2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/1/92, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception on 9/11/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



6 Oppenheimer Intermediate Municipal Fund

What investment strategies have you employed?
Our top priority is maintaining the high credit quality of the portfolio. For this reason, when a bond matures we look to replace it with a similar issue, rather than add to our exposure. Or when the spreads on a certain position no longer meet our guidelines for return, we look to exchange it for a bond that offers more yield. A good example is our position in California exempt issues, which we added to our 15-year maturities, when that sector was inexpensive. During the last six months, due to strong demand and limited supply, these bonds outperformed the broad market on price. As a result, we were able to sell the bonds at an excellent profit and replace them with lower priced, higher yielding issues-- a classic case of the market dictum: buy low/sell high.

What other strategies worked well?
In a declining interest rate environment, we liked using "inverse floaters" in the portfolio. These are variable rate bonds that pay interest at rates that move in the opposite direction of the changing yields on short-term tax-exempt bonds. As interest rates rise, inverse floaters produce less current income, but as interest rates decrease, inverse floaters produce more current income. At a time when municipals were an inexpensive asset class, we were able to use these instruments to boost tax-exempt income.




7 Oppenheimer Intermediate Municipal Fund

Standardized Yields3
For the 30 Days Ended 3/31/99
-----------------------------
Class A                 4.09%
-----------------------------
Class B                 3.48%
-----------------------------
Class C                 3.48%
-----------------------------



An interview with your Fund's manager
--------------------------------------------------------------------------------

We took advantage of the surge in supply last year to restructure parts of the portfolio--selling bonds with poor performance characteristics and buying others with better call protection. Looking forward, we like the retirement facilities sector and have the capacity to add more. Our positions here are improving in value as the market begins to share our view that a strong economy plus an aging population will increase the demand for these services. However, we reduced our exposure to the healthcare sector, which has been coming under some pressure.

Which bonds were weak performers?
The one credit sector experiencing pressure and seeing downgrades is healthcare. Rising costs and problems in the managed care industry are squeezing profit margins and affecting the ability to repay debt. One of our positions, a New Jersey hospital (representing less than 1% of the portfolio for the period) was recently downgraded when a planned merger failed to take place. However, another buyer has appeared and we are optimistic that this new merger will in fact occur.






3. Standardized yield is based on net investment income for the 30-day period ended March 31, 1999. Falling share prices will tend to artificially raise yields.



8 Oppenheimer Intermediate Municipal Fund

What is your outlook for the next six months?
We feel very positive about municipals in the next six months, and expect them to hold their ground against the rest of the bond market. With a strong U.S. economy leading to improved creditworthiness among municipalities, we believe there is reason for continued optimism. We do not anticipate an increase in interest rates in the next six months. Furthermore, we believe municipals represent an excellent value for shareholders in terms of their tax advantages. Our commitment to independent research and disciplined investment strategies is what makes Oppenheimer Intermediate Municipal Fund part of The Right Way to Invest.


[tabular representation of pie chart]

Credit Allocation(4)

AAA              44.8%
AA                0.6
A                21.8
BBB              15.7
BB               11.4
B                 5.7


10 Largest Positions by State(4)
---------------------------------------------------------
 California                                         20.1%
---------------------------------------------------------
 New York                                           19.7
---------------------------------------------------------
 Illinois                                           12.3
---------------------------------------------------------
 Pennsylvania                                        9.2
---------------------------------------------------------
 Michigan                                            4.3
---------------------------------------------------------
 New Jersey                                          4.1
---------------------------------------------------------
 Ohio                                                3.3
---------------------------------------------------------
 Connecticut                                         2.8
---------------------------------------------------------
 Texas                                               2.8
---------------------------------------------------------
 Indiana                                             2.1
---------------------------------------------------------



4. Portfolio data is subject to change. Percentages are as of March 31, 1999, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 23.3% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.






9 Oppenheimer Intermediate Municipal Fund

Financials
--------------------------------------------------------------------------------













10 Oppenheimer Intermediate Municipal Fund

Statement of Investments March 31, 1999 (Unaudited)


                                                                              Ratings:
                                                                              Moody's/              Face                Market Value
                                                                              S&P/Fitch             Amount              See Note 1
===================================================================================================================================
Municipal Bonds and Notes--100.4%
-----------------------------------------------------------------------------------------------------------------------------------
Alabama--0.7%
Huntsville, AL Health Care Authority RRB,
Series A, MBIA Insured, 5.50%, 6/1/08                                         Aaa/AAA               $1,000,000          $1,077,880
----------------------------------------------------------------------------------------------------------------------------------
Arizona--2.1%
AZ Educational LMC RRB, Jr. Subseries,
6.30%, 12/1/08                                                                NR/NR/A                3,155,000           3,386,514
----------------------------------------------------------------------------------------------------------------------------------
California--20.2%
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                                         A2/NR                  3,000,000           3,296,400
----------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal
Homes Foundation, 5.125%, 7/1/13                                              NR/A-                  2,000,000           2,011,740
----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, MBIA Insured,
6.50%, 8/1/12(1)                                                              Aaa/AAA                1,000,000           1,164,080
----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.63%, 11/1/15(2)                                            A1/NR                  3,500,000           3,631,250
----------------------------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Series 98-2 Ladera, 5.50%, 9/1/13(3)                                          NR/NR                  2,000,000           2,018,720
----------------------------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Series 98-2 Ladera, 5.60%, 9/1/14(3)                                          NR/NR                  1,000,000           1,001,450
----------------------------------------------------------------------------------------------------------------------------------
Central Valley FAU, CA Cogeneration Project
RRB, Carson Ice, MBIA Insured, 5.25%, 7/1/14                                  NR/AAA/AAA             2,000,000           2,081,800
----------------------------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU RRB,
Horsethief Canyon, 5.35%, 9/1/10                                              NR/NR                  3,000,000           2,983,410
----------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/09                                                     Aaa/AAA                1,000,000           1,130,820
----------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/10                                                     Aaa/AAA                2,000,000           2,261,080
----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A,
MBIA Insured, 5.95%, 8/1/10                                                   Aaa/AAA                1,000,000           1,139,490
----------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP,
Air Force Village West, Inc., Series A,
8.125%, 6/15/12                                                               NR/NR                  2,290,000           2,505,855
----------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.60%, 12/1/11                                                     NR/NR                  1,435,000           1,482,025






11 Oppenheimer Intermediate Municipal Fund







Statement of Investments (Unaudited) (Continued)


                                                                              Ratings:
                                                                              Moody's/              Face                Market Value
                                                                              S&P/Fitch             Amount              See Note 1
----------------------------------------------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.80%, 9/1/09                                                      NR/NR                   $790,000          $  840,726
----------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.90%, 9/1/10                                                      NR/NR                    785,000             835,554
----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration RB,
Procter & Gamble Cogeneration Project,
Prerefunded, 6.375%, 7/1/10                                                   NR/BBB-                  600,000             690,144
----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration RB,
Proctor & Gamble Cogeneration Project,
Unrefunded Balance, 6.375%, 7/1/10                                            NR/BBB-/BBB              500,000             565,725
----------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA
Insured, Zero Coupon, 5.25%, 1/15/11(4)                                       Aaa/AAA/AAA            5,450,000           3,182,745
                                                                                                                       -----------
                                                                                                                        32,823,014
----------------------------------------------------------------------------------------------------------------------------------
Colorado--1.0%
Denver, CO City & Cnty. Airport RB,
Series A, 7%, 11/15/99                                                        Baa1/BBB               1,000,000           1,021,290
----------------------------------------------------------------------------------------------------------------------------------
Meridian Metropolitan District, CO GORB,
7.50%, 12/1/11(1)                                                             A3/NR                    500,000             543,405
                                                                                                                       -----------
                                                                                                                         1,564,695
----------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.8%
CT DAU RB, Mystic Marinelife Aquarium
Project, Series A, 6.875%, 12/1/17                                            NR/NR                  1,000,000           1,059,120
----------------------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Prerefunded, Series A,
6.50%, 9/1/05(5)                                                              Aaa/AAA                1,240,000           1,417,258
----------------------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Sub. Lien, Series B, 5.60%, 9/1/09(5)                             Baa3/NR                  600,000             624,474
----------------------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Unrefunded Balance, Series A,
6.50%, 9/1/05(6)                                                              Baa2/BBB-              1,260,000           1,461,600
                                                                                                                       -----------
                                                                                                                         4,562,452
----------------------------------------------------------------------------------------------------------------------------------
Delaware--1.3%
DE HFAU RB, Christiana Care Health Services,
AMBAC Insured, 5.25%, 10/1/12                                                 Aaa/AAA                2,000,000           2,077,740
----------------------------------------------------------------------------------------------------------------------------------
Florida--1.6%
FL HFA MH RRB, Series C, 6%, 8/1/11                                           NR/AAA                 1,000,000           1,079,740
----------------------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB,
Series A, 6.30%, 5/1/02                                                       NR/NR                  1,576,000           1,611,665
                                                                                                                       -----------
                                                                                                                         2,691,405




12 Oppenheimer Intermediate Municipal Fund








                                                                              Ratings:
                                                                              Moody's/              Face                Market Value
                                                                              S&P/Fitch             Amount              See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Illinois--12.3%
Chicago, IL BOE GOB, Chicago School Reform
Project, MBIA Insured, 6.25%, 12/1/11                                         Aaa/AAA/A-            $1,000,000         $ 1,153,350
----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL O'Hare International Airport
SPF RRB, United Air Lines Project, Series A,
5.35%, 9/1/16                                                                 Baa2/BB+               2,500,000           2,490,075
----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District
No. 508 Lease COP, Series C, MBIA Insured,
7.70%, 12/1/07                                                                Aaa/AAA                1,000,000           1,242,510
----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL High SDI Refunding CAP GOB,
Series D, FSA Insured, Zero Coupon,
5%, 12/1/08(4)                                                                Aaa/NR/AAA             5,040,000           3,241,022
----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL RB, Series 413, Inverse Floater,
7.692%, 11/15/15(2)                                                           NR/AAA                 5,000,000           5,030,100
----------------------------------------------------------------------------------------------------------------------------------
IL Development FAU SWD RB, Waste
Management, Inc. Project, 5.05%, 1/1/10(6)                                    NR/BBB+                1,500,000           1,500,000
----------------------------------------------------------------------------------------------------------------------------------
IL HFAU RRB, Franciscan Sisters Health Care
Project, Series C, MBIA Insured, 6%, 9/1/09                                   Aaa/AAA                2,000,000           2,159,740
----------------------------------------------------------------------------------------------------------------------------------
IL HFAU RRB, Methodist Medical Center,
MBIA Insured, 5.50%, 11/15/12                                                 Aaa/AAA/AAA            1,500,000           1,588,410
----------------------------------------------------------------------------------------------------------------------------------
Southwestern IL DAU Hospital RB, St. Elizabeth
Medical Center, 8%, 6/1/10                                                    NR/A                     500,000             530,675
----------------------------------------------------------------------------------------------------------------------------------
Waukegan, IL GOB, MBIA Insured,
7.50%, 12/30/03                                                               A1/NR                  1,000,000           1,125,120
                                                                                                                       -----------
                                                                                                                        20,061,002
----------------------------------------------------------------------------------------------------------------------------------
Indiana--2.1%
IN Bond Bank RB, State Revolving Fund
Program, Series A, 6.875%, 2/1/12                                             NR/AAA                 1,135,000           1,298,190
----------------------------------------------------------------------------------------------------------------------------------
IN HFFAU RRB, Holy Cross Health System Corp.,
MBIA Insured, 5.375%, 12/1/12                                                 Aaa/AAA/AAA            2,000,000           2,095,000
                                                                                                                       -----------
                                                                                                                         3,393,190
----------------------------------------------------------------------------------------------------------------------------------
Maine--0.5%
ME Educational LMC Student Loan RRB,
Series A-4, 6.05%, 11/1/04                                                    Aaa/NR/AAA               750,000             804,098
----------------------------------------------------------------------------------------------------------------------------------
Michigan--4.3%
Detroit, MI GORB, Series B, FGIC Insured,
7%, 4/1/04                                                                    Aaa/AAA                2,000,000           2,266,080
----------------------------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Greater Detroit Sinai
Hospital, Series 1995, 6%, 1/1/08                                             Baa2/NR/A-             2,500,000           2,571,650
----------------------------------------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                                                NR/NR                  2,000,000           2,149,240
                                                                                                                       -----------
                                                                                                                         6,986,970









13 Oppenheimer Intermediate Municipal Fund







Statement of Investments (Unaudited) (Continued)


                                                                              Ratings:
                                                                              Moody's/              Face                Market Value
                                                                              S&P/Fitch             Amount              See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Nebraska--1.2%
NE Higher Education Loan Program RB,
Jr. Sub. Lien, Series A-6, MBIA Insured,
5.90%, 6/1/03                                                                 Aaa/AAA/AAA           $1,785,000         $ 1,884,960
----------------------------------------------------------------------------------------------------------------------------------
Nevada--1.2%
Clark Cnty., NV PC RRB, Nevada Power Co.
Project, Series D, 5.30%, 10/1/11                                             NR/BBB-/BBB            2,000,000           1,990,060
----------------------------------------------------------------------------------------------------------------------------------
New Jersey--4.1%
Bergen Cnty., NJ Utilities WPCAU RRB,
Series A, FGIC Insured, 5%, 12/15/14                                          Aaa/AAA/AAA              500,000             507,845
----------------------------------------------------------------------------------------------------------------------------------
East Orange, NJ BOE COP, FSA Insured,
5.50%, 8/1/12                                                                 Aaa/AAA                1,250,000           1,344,938
----------------------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan
Oaks Project, 5.60%, 10/1/12                                                  NR/NR                  2,500,000           2,523,950
----------------------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.60%, 1/1/12                                                                 NR/NR                    900,000             901,827
----------------------------------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital,
Series A, 7.50%, 7/1/21                                                       B2/B                   1,330,000           1,363,955
                                                                                                                       -----------
                                                                                                                         6,642,515
----------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.3%
NM Hospital Equipment Loan Council RB,
San Juan Regional Medical Center, Inc. Project,
7.90%, 6/1/11                                                                 A3/NR                    500,000             552,480
----------------------------------------------------------------------------------------------------------------------------------
New York--19.8%
NYC GOB, Prerefunded, Series F,
8.40%, 11/15/07                                                               Aaa/AAA/AAA            2,490,000           2,823,461
----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Series H, 5.25%, 3/15/15                                             A3/A-/A                2,000,000           2,050,880
----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series F,
8.40%, 11/15/07                                                               A3/A-/A                   10,000              11,331
----------------------------------------------------------------------------------------------------------------------------------
NYC GORB, Series A, AMBAC Insured,
7%, 8/1/07                                                                    Aaa/AAA/AAA            2,000,000           2,356,300
----------------------------------------------------------------------------------------------------------------------------------
NYC GOUN, 5.25%, 3/15/15                                                      A3/A-/A                4,000,000           4,080,040
----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn
Project, 6%, 1/1/08                                                           A3/A/A-                2,000,000           2,156,560
----------------------------------------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group Assn
Project, 6.10%, 1/1/09                                                        A3/A/A-                2,000,000           2,165,020
----------------------------------------------------------------------------------------------------------------------------------
NYS DA RRB, Second Hospital-Jamaica
Hospital, Series F, 5.10%, 2/15/12                                            Baa1/AAA/A             3,000,000           3,047,670
----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A,
6.375%, 11/1/04                                                               Baa1/A-                2,000,000           2,210,220










14 Oppenheimer Intermediate Municipal Fund







                                                                              Ratings:
                                                                              Moody's/              Face                Market Value
                                                                              S&P/Fitch             Amount              See Note 1
----------------------------------------------------------------------------------------------------------------------------------
New York  (continued)
Oneida-Herkimer, NY Solid Waste
Management Authority RRB, FSA Insured,
5.50%, 4/1/10                                                                 Aaa/AAA/AAA           $3,330,000         $ 3,587,942
----------------------------------------------------------------------------------------------------------------------------------
Onondaga Cnty., NY IDA SWD Facility RRB,
Solvay Paperboard LLC Project, 6.80%, 11/1/14                                 NR/NR                  5,000,000           5,161,500
----------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ RB, 117th Series, Second Installment,
FGIC Insured, 5.125%, 11/15/15                                                Aaa/AAA/AAA            2,500,000           2,545,925
                                                                                                                       -----------
                                                                                                                        32,196,849
----------------------------------------------------------------------------------------------------------------------------------
Ohio--3.3%
Dayton, OH SPF RRB, Emery Air Freight Corp.,
Series F, 6.05%, 10/1/09                                                      NR/BBB                 2,500,000           2,696,525
----------------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB,
Series B, 6%, 2/1/10                                                          NR/NR                  1,000,000           1,026,630
----------------------------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                                              NR/NR                  1,600,000           1,713,440
                                                                                                                       -----------
                                                                                                                         5,436,595
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma--0.7%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C,
AMBAC Insured, 7%, 8/15/05                                                    Aaa/AAA/AAA              955,000           1,102,213
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--9.2%
Lehigh Cnty., PA GP RRB, Kidspeace
Obligation Group, 6%, 11/1/18                                                 NR/NR                  4,165,000           4,181,993
----------------------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating,
Sr. Lien, Series A, 6.40%, 1/1/09                                             NR/NR                  2,000,000           2,098,420
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, Series 387A,
Inverse Floater, 8.418%, 6/15/12(2)                                           NR/NR                  2,000,000           2,206,120
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, Series 387B,
Inverse Floater, 8.418%, 6/15/14(2)                                           NR/NR                  1,960,000           2,120,524
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.20%, 7/1/00                                   Baa3/BBB+              1,360,000           1,382,712
----------------------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10(6)  NR/NR/BB+                                                  2,935,000           3,004,501
                                                                                                                       -----------
                                                                                                                        14,994,270
----------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.0%
Florence Cnty., SC IDV RB, Stone Container
Project, 7.375%, 2/1/07                                                       NR/NR                  1,565,000           1,660,997










15 Oppenheimer Intermediate Municipal Fund







Statement of Investments (Unaudited) (Continued)


                                                                              Ratings:
                                                                              Moody's/              Face                Market Value
                                                                              S&P/Fitch             Amount              See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.8%
Chattanooga-Hamilton Cnty., TN HA RB,
Erlanger Medical Center, Prerefunded,
Series B, FSA Insured, Inverse Floater,
10.48%, 5/25/21(2)                                                            Aaa/AAA/AAA           $1,500,000        $  1,738,125
----------------------------------------------------------------------------------------------------------------------------------
Memphis Shelby Cnty., TN Airport Authority
RRB, Series A, MBIA Insured, 6.25%, 2/15/11                                   Aaa/AAA                1,000,000           1,141,210
                                                                                                                       -----------
                                                                                                                         2,879,335
----------------------------------------------------------------------------------------------------------------------------------
Texas--2.8%
Port Corpus Christi, TX IDV Corp. RRB, Valero
Energy Corp., Series D, 5.125%, 4/1/09                                        Baa3/BBB-              2,000,000           2,015,580
----------------------------------------------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA Insured,
5.75%, 2/15/11                                                                Aaa/AAA/AAA            2,330,000           2,531,102
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,546,682
----------------------------------------------------------------------------------------------------------------------------------
Utah--1.4%
Davis Cnty., UT Solid Waste Management &
Recovery RRB, Special Service District,
6.125%, 6/15/09                                                               A3/A                   2,000,000           2,206,160
----------------------------------------------------------------------------------------------------------------------------------
Vermont--0.6%
VT SAC Educational Loan RB, Series A-3,
FSA Insured, 6.25%, 6/15/03                                                   Aaa/AAA/AAA              900,000             964,648
----------------------------------------------------------------------------------------------------------------------------------
Virginia--1.8%
Pocahontas Parkway Assn., VA Toll Road
CAP RB, Sub. Lien, Series C, 5%, 8/15/11  NR/A/A                                                     3,000,000           2,990,250
----------------------------------------------------------------------------------------------------------------------------------
Washington--0.6%
WA PP Supply System RRB, Nuclear
Project No. 1, 5.40%, 7/1/12                                                  Aa1/AA-/AA-            1,000,000           1,032,480
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.7%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 6%, 8/15/12                                           Aaa/AAA/AAA            1,000,000           1,130,580
----------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--1.0%
PR CMWLTH GOB, 6.35%, 7/1/10                                                  Aaa/AAA                1,500,000           1,696,170
----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $156,495,230)                                                         100.4%        163,336,204
----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                     (0.4)           (634,205)
                                                                                                     ---------        ------------
Net Assets                                                                                              100.0%        $162,701,999
                                                                                                     =========        ============









16 Oppenheimer Intermediate Municipal Fund

To simplify the listings of securities, abbreviations are used per the table below:

BOE     -- Board of Education
CAP     -- Capital Appreciation
CDD     -- Community Development District
CFD     -- Community Facilities District
CMWLTH  -- Commonwealth
COP     -- Certificates of Participation
DA      -- Dormitory Authority
DAU     -- Development Authority
EDAU    -- Economic Development Authority
EDFAU   -- Economic Development Finance Authority
FAU     -- Finance Authority
GP      -- General Purpose
GOB     -- General Obligation Bonds
GORB    -- General Obligation Refunding Bonds
GOUN    -- General Obligation Unlimited Notes
HA      -- Hospital Authority
HCF     -- Health Care Facilities
HEFAU   -- Higher Educational Facilities Authority
HF      -- Health Facilities
HFA     -- Housing Finance Agency
HFAU    -- Health Facilities Authority
HFDC    -- Health Facilities Development Corp.
HFFAU   -- Health Facilities Finance Authority
IDA     -- Industrial Development Agency
IDV     -- Industrial Development
IDAU    -- Industrial Development Authority
LMC     -- Loan Marketing Corp.
MH      -- Multifamily Housing
NYC     -- New York City
NYS     -- New York State
PAUNYNJ -- Port Authority of New York & New Jersey
PC      -- Pollution Control
PP      -- Public Power
RB      -- Revenue Bonds
RR      -- Resource Recovery
RRB     -- Revenue Refunding Bonds
SAC     -- Student Assistance Corp.
SCDAU   -- Statewide Communities Development Authority
SDI     -- School District
SPAST   -- Special Assessment
SPF     -- Special Facilities
SPTX    -- Special Tax
SWD     -- Solid Waste Disposal
USD     -- Unified School District
WPCAU   -- Water Pollution Control Authority


1. Securities with an aggregate market value of $700,455 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $14,726,119 or 9.05% of the Fund's net assets as of March 31, 1999.
3. When-issued security to be delivered and settled after March 31, 1999.
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,041,732 or 1.25% of the Fund's net assets as of March 31, 1999.
6. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

As of March 31, 1999, securities subject to the alternative minimum tax amount to $41,431,448 or 25.46% of the Fund's net assets.



See accompanying Notes to Financial Statements.


17 Oppenheimer Intermediate Municipal Fund

Statement of Assets and Liabilities March 31, 1999 (Unaudited)


========================================================================================
Assets
Investments, at value (cost $156,495,230)--see accompanying statement      $163,336,204
----------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                      2,492,144
Investments sold                                                              2,011,718
Shares of beneficial interest sold                                              534,567
Daily variation on futures contracts--Note 5                                     25,744
Other                                                                            23,385
                                                                           ------------
Total assets                                                                168,423,762
========================================================================================
Liabilities
Bank overdraft                                                                   68,201
----------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $3,000,000 purchased
on a when-issued basis)--Note 1                                               5,011,718
Dividends                                                                       382,146
Shares of beneficial interest redeemed                                          104,406
Distribution and service plan fees                                               93,388
Shareholder reports                                                              34,001
Transfer and shareholder servicing agent fees                                    10,110
Other                                                                            17,793
                                                                           ------------
Total liabilities                                                             5,721,763
========================================================================================
Net Assets                                                                 $162,701,999
                                                                           =============
Composition of Net Assets
Paid-in capital                                                            $155,067,820
----------------------------------------------------------------------------------------
Overdistributed net investment income                                           (40,047)
----------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                        779,596
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                     6,894,630
                                                                           ------------
Net assets                                                                 $162,701,999
                                                                           =============




18 Oppenheimer Intermediate Municipal Fund










=======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$123,289,403 and 7,944,055 shares of beneficial interest outstanding)            $15.52
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                      $16.08

Class B Shares:
---------------------------------------------------------------------------------------
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,813,090 and
1,148,081 shares of beneficial interest outstanding)                             $15.52

---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,599,506 and
1,394,319 shares of beneficial interest outstanding)                             $15.49


See accompanying Notes to Financial Statements.










19 Oppenheimer Intermediate Municipal Fund

Statement of Operations For the Six Months Ended March 31, 1999 (Unaudited)


=======================================================================================
Investment Income
Interest                                                                    $ 4,104,798
=======================================================================================
Expenses
Management fees--Note 4                                                         358,700
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         134,611
Class B                                                                          77,747
Class C                                                                         100,601
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                             60,165
---------------------------------------------------------------------------------------
Shareholder reports                                                              27,412
---------------------------------------------------------------------------------------
Registration and filing fees                                                     23,866
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                       8,692
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                       6,477
---------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                    6,128
---------------------------------------------------------------------------------------
Trustees' compensation                                                            1,754
---------------------------------------------------------------------------------------
Other                                                                             6,064
                                                                           ------------
Total expenses                                                                  812,217
Less expenses paid indirectly--Note 4                                             (7,169)
                                                                           ------------
Net expenses                                                                    805,048
=======================================================================================
Net Investment Income                                                         3,299,750

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                     632,867
Closing of futures contracts                                                    244,714
                                                                           ------------
Net realized gain                                                               877,581
---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments          (2,101,637)
                                                                           ------------
Net realized and unrealized loss                                              (1,224,056)
=======================================================================================
Net Increase in Net Assets Resulting from Operations                         $ 2,075,694
                                                                           =============



See accompanying Notes to Financial Statements.




20 Oppenheimer Intermediate Municipal Fund

Statements of Changes in Net Assets



                                                         Six Months Ended               Year Ended
                                                         March 31, 1999                 September 30,
                                                         (Unaudited)                    1998
===================================================================================================
Operations
Net investment income                                   $  3,299,750                   $  5,499,520
---------------------------------------------------------------------------------------------------
Net realized gain                                            877,581                        482,575
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     (2,101,637)                     3,511,405
                                                        ------------                   ------------
Net increase in net assets resulting from operations       2,075,694                      9,493,500
===================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment
income:
Class A                                                   (2,557,600)                    (4,499,560)
Class B                                                     (293,643)                      (417,763)
Class C                                                     (380,187)                      (635,072)
---------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                     (120,985)                            --
Class B                                                      (16,601)                            --
Class C                                                      (22,404)                            --
===================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                   17,376,690                     16,735,997
Class B                                                    4,417,456                      5,486,022
Class C                                                    4,105,242                      3,214,639
===================================================================================================
Net Assets
Total increase                                            24,583,662                     29,377,763
---------------------------------------------------------------------------------------------------
Beginning of period                                      138,118,337                    108,740,574
                                                         -----------                    -----------

End of period (including overdistributed net
investment income of $40,047 and $108,367,
respectively)                                           $162,701,999                   $138,118,337
                                                        ============                   ============



See accompanying Notes to Financial Statements.







21 Oppenheimer Intermediate Municipal Fund

Financial Highlights




                                               Class A
                                               -----------------------------------------------------
                                               Six Months
                                               Ended
                                               March 31,         Year Ended September 30,
                                               1999 (Unaudited)    1998           1997          1996
========================================================================================================
Per Share Operating Data
Net asset value, beginning of period             $15.65           $15.16          $14.69        $14.69
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .36              .69             .80           .79
Net realized and unrealized gain (loss)            (.12)             .51             .45          (.01)
                                                -------          -------         -------       -------
Total income (loss) from investment
operations                                          .24             1.20            1.25           .78
--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.35)            (.71)           (.78)         (.78)
Distributions from net realized gain               (.02)              --              --            --
Distributions in excess of net realized gain         --               --              --            --
                                                -------          -------         -------       -------
Total dividends and distributions
to shareholders                                    (.37)            (.71)           (.78)         (.78)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.52           $15.65          $15.16        $14.69
                                                =======          =======         =======       =======

========================================================================================================
Total Return, at Net Asset Value(4)                1.55%            8.14%           8.72%         5.41%
========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $123,289         $106,909         $87,111        $83,253
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $113,072         $ 97,001         $85,590        $82,217
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.63%(5)         4.58%           5.35%         5.35%
Expenses(6)                                        0.91%(5)         0.94%           1.02%         1.02%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            7%              53%             31%           53%



1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.







22 Oppenheimer Intermediate Municipal Fund


                          Class B
--------------------      -----------------------------------------------------------------
                          Six Months
                          Ended
                          March 31,         Year Ended September 30,
 1995         1994        1999 (Unaudited)    1998          1997(3)     1996        1995(2)
===========================================================================================
 $14.23      $15.34       $15.65               $15.16       $14.69      $14.69      $14.71
-------------------------------------------------------------------------------------------
    .79         .72          .31                  .59          .67         .66         .06
    .42       (1.00)        (.13)                 .50          .46          --        (.04)
 ------     -------      -------               ------       ------      ------      ------
   1.21        (.28)         .18                 1.09         1.13         .66         .02
-------------------------------------------------------------------------------------------
   (.75)       (.76)        (.29)                (.60)        (.66)       (.66)       (.04)
     --          --         (.02)                  --           --          --          --
     --        (.07)          --                   --           --          --
 ------     -------      -------               ------       ------      ------      ------
   (.75)       (.83)        (.31)                (.60)        (.66)       (.66)       (.04)
-------------------------------------------------------------------------------------------
 $14.69      $14.23       $15.52               $15.65       $15.16      $14.69      $14.69
 ======     =======      =======               ======       ======      ======      ======

===========================================================================================
   8.78%      (1.92)%       1.17%                7.32%        7.88%       4.56%       0.13%
===========================================================================================
$80,535     $83,456      $17,813              $13,537        $7,690     $2,858        $119
-------------------------------------------------------------------------------------------
$79,681     $79,076      $15,615              $10,830        $4,763     $1,440        $ 37
-------------------------------------------------------------------------------------------
   5.55%       5.05%        3.86%(5)             3.92%        4.54%       4.51%       3.87%(5)
   0.98%       1.00%        1.67%(5)             1.69%        1.79%       1.81%       1.54%(5)
-------------------------------------------------------------------------------------------
    55%          51%          7%                   53%          31%         53%         55%



6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1999, were $37,408,455 and $10,173,010, respectively.







23 Oppenheimer Intermediate Municipal Fund


                                              Class C
                                              ---------------------------------------------------------------------------
                                              Six Months
                                              Ended
                                              March 31,
                                              1999           Year Ended September 30,
                                              (Unaudited)     1998          1997          1996         1995        1994(1)
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $15.62        $15.13        $14.67        $14.67       $14.18      $15.14
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .30           .58           .66           .68          .69         .46
Net realized and unrealized gain (loss)           (.12)          .51           .47          (.01)         .43        (.83)
Total income (loss) from investment
operations                                         .18          1.09          1.13           .67         1.12        (.37)
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.29)         (.60)         (.67)         (.67)        (.63)       (.52)
Distributions from net realized gain              (.02)           --            --            --           --          --
Distributions in excess of net realized gain        --            --            --            --           --        (.07)
Total dividends and distributions
to shareholders                                   (.31)         (.60)         (.67)         (.67)        (.63)       (.59)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $15.49        $15.62        $15.13        $14.67       $14.67      $14.18
=========================================================================================================================
Total Return, at Net Asset Value(4)               1.17%         7.34%         7.85%         4.63%        8.13%      (2.54)%
=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $21,600       $17,673       $13,940       $10,908       $7,618      $8,511
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $20,197       $16,367       $11,970       $ 9,015       $7,437      $4,686
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             3.86%(5)      3.85%         4.57%         4.56%        4.64%       3.77%(5)
Expenses(6)                                       1.67%(5)      1.69%         1.77%         1.78%        1.88%       2.24%(5)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           7%           53%           31%           53%          55%         51%





1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1999, were $37,408,455 and $10,173,010, respectively.




See accompanying Notes to Financial Statements.



24 Oppenheimer Intermediate Municipal Fund

Notes to Financial Statements (Unaudited)


================================================================================
1. Significant Accounting Policies
Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from Federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.







25 Oppenheimer Intermediate Municipal Fund

================================================================================
1. Significant Accounting Policies  (continued)
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $3,000,000.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.








26 Oppenheimer Intermediate Municipal Fund

================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                               Six Months Ended March 31, 1999          Year Ended September 30, 1998
                               -------------------------------          ------------------------------
                               Shares           Amount                  Shares           Amount
------------------------------------------------------------------------------------------------------
Class A:
Sold                           1,833,719        $ 28,615,857            2,064,197        $ 31,773,631
Dividends and
distributions reinvested         114,419           1,782,647              206,433           3,166,314
Redeemed                        (834,386)        (13,021,814)          (1,186,120)        (18,203,948)
                               ---------        ------------           ----------        ------------
Net increase                   1,113,752        $ 17,376,690            1,084,510        $ 16,735,997
                               =========        ============           ==========        ============

------------------------------------------------------------------------------------------------------
Class B:
Sold                             327,064        $  5,104,743              412,276        $  6,321,930
Dividends and
distributions reinvested          13,616             212,066               18,206             279,283
Redeemed                         (57,656)           (899,353)             (72,787)         (1,115,191)
                               ---------        ------------           ----------        ------------
Net increase                     283,024        $  4,417,456              357,695        $  5,486,022
                               =========        ============           ==========        ============

------------------------------------------------------------------------------------------------------
Class C:
Sold                             363,362        $  5,663,751              517,496        $  7,934,925
Dividends and
distributions reinvested          18,291             284,427               32,194             492,861
Redeemed                        (118,439)         (1,842,936)            (339,701)         (5,213,147)
                               ---------        ------------           ----------        ------------
Net increase                     263,214        $  4,105,242              209,989        $  3,214,639
                               =========        ============           ==========        ============








27 Oppenheimer Intermediate Municipal Fund

================================================================================
3. Unrealized Gains and Losses on Investments
As of March 31, 1999, net unrealized appreciation on investments of $6,840,974 was composed of gross appreciation of $6,971,435, and gross depreciation of $130,461.


================================================================================
4. Management Fees and Other Transactions with Affiliates Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average annual net assets, 0.45% of the next $150 million, 0.425% of the next $250 million and 0.40% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended March 31, 1999, was 0.48% of average annual net assets for each class of shares.
     The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
     For the six months ended March 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $200,679, of which $30,420 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $102,204, $92,652 and $45,523, respectively. During the six months ended March 31, 1999, OFDI received contingent deferred sales charges of $7,773 and $4,867, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1999, OFDI paid $16,818 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.











28 Oppenheimer Intermediate Municipal Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1999, OFDI paid $2,270, to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $65,391 and $60,563, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1999, OFDI had incurred excess distribution and servicing costs of $325,338 for Class B and $301,796 for Class C.

================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.












29 Oppenheimer Intermediate Municipal Fund

================================================================================
5. Futures Contracts  (continued)
As of March 31, 1999, the Fund had outstanding futures contracts as follows:


                                  Expiration         Number of          Valuation as of       Unrealized
Contract Description              Date               Contracts          March 31, 1999        Appreciation
----------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
U.S. Treasury Bonds, 20 yr.       6/99               160                $19,290,000           $53,656



================================================================================
6. Illiquid and Restricted Securities
As of March 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 1999, was $5,966,101, which represents 3.67% of the Fund's net assets.

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the six months ended March 31, 1999.






30 Oppenheimer Intermediate Municipal Fund

Oppenheimer Intermediate Municipal Fund

A Series of Oppenheimer Municipal Fund


================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President,
                           Treasurer and Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Caryn R. Halbrecht, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams and Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


31 Oppenheimer Intermediate Municipal Fund

Information and services
--------------------------------------------------------------------------------


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assis- tance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.




                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.



Internet 24-hr access to account
information. Online
transactions now available
 www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
 1-800-525-7048

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
 1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions
 1-800-533-3310

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-6pm ET
 1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments
 1-800-835-3104


RS0860.001.0399  May 28, 1999